UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2009

ACCO BRANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tower Parkway Lincolnshire, IL 60069	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 541-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01.	Regulation FD Disclosure

On September 14, 2009, ACCO Brands Corporation (the “Company”) announced its plan to conduct a private offering, subject to market and other conditions, of $425 million of senior secured notes due 2015 (the “Notes”). The net proceeds from the sale of the Notes together with borrowings under an anticipated new asset-based secured credit facility will be used to repay all borrowings outstanding under the Company’s existing credit and securitization facilities and to pay transaction and related costs (such transactions collectively referred to herein as the “Refinancing Transactions”). The Notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States only to non-U.S. investors pursuant to Regulation S under the Securities Act. A copy of the press release announcing the Company’s offering of Notes is furnished herewith as Exhibit 99.1 to this Form 8-K.

The Company has a significant amount of indebtedness and will continue to have a significant amount of indebtedness after the completion of the anticipated Refinancing Transactions. As of June 30, 2009, the Company had $724.5 million in indebtedness outstanding, and after giving pro forma effect to the anticipated Refinancing Transactions, the Company’s indebtedness outstanding as of June 30, 2009 would have been approximately $778.5 million. In addition, after giving pro forma effect to the Refinancing Transactions, the Company expects its interest expense to increase due to anticipated higher levels of indebtedness and an increase in the weighted average interest rate on such indebtedness. Assuming a September 30, 2009 closing of the Refinancing Transactions, the Company now expects interest expense for 2009 of approximately $67 million, with cash interest costs of $53 million.

In addition, in connection with the proposed offering of Notes, as of September 14, 2009, the Company expects to reaffirm to prospective purchasers of the Notes the full-year 2009 guidance and 2010 outlook disclosed under the caption “Business Outlook” in its second-quarter 2009 earnings release furnished as Exhibit 99.1 to its Form 8-K filed with the Securities and Exchange Commission on July 27, 2009.

The Company’s reaffirmation of its 2009 guidance and 2010 outlook is based on a number of present assumptions, including that for full-year 2009, excluding the anticipated effects of the Refinancing Transactions other than expected interest, capital expenditures will be approximately $15 million, cash restructuring costs will be approximately $37 million, interest expense will be approximately $67 million, cash interest costs will be approximately $53 million, depreciation will be approximately $30 million, amortization will be approximately $7 million, amortization of stock option expense will be approximately $4 million, cash taxes will be approximately $17 million, and the Company’s effective tax rate will be approximately 25%. For 2010, excluding the anticipated effects of the Refinancing Transactions other than expected interest, the Company’s present assumptions underlying its forecast include capital expenditures of approximately $20 million, cash restructuring costs of approximately $7 million, interest expense of approximately $80 million, cash interest costs of approximately $70 million, depreciation of approximately $27 million, amortization of approximately $6 million, amortization of stock option expense of approximately $5 million, cash taxes of approximately $19 million, and an effective tax rate of approximately 30%.

The Notes referred to in this Form 8-K will not be registered under the Securities Act or any state securities laws and may not be offered or sold within the United States absent registration or an applicable exemption from registration requirements. This Form 8-K shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, the information contained herein shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, unless specifically incorporated by reference therein. This report will not be deemed a determination or an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. The information herein may only be accurate as of the date hereof and is subject to change. The Company does not assume any obligation to update the information contained herein.

Forward-Looking Statements

This Form 8-K contains statements that constitute “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identifiable by use of the words “assume,” “will,” “believe,” “expect,” “might,” “should,” “could,” “intend,” “anticipate,” “estimate,” “forecast,” “predict,” “project,” “plans,” or similar expressions and the negative of these expressions. These forward-looking statements relate, among other things, to our expectations concerning our business and financial outlook and the notes offering. As such, they are subject to certain risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements. All forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise any forward-looking statements. Our ability to predict results, financial or otherwise, or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted depending on a variety of factors, including but not limited to our ability to refinance our current indebtedness; market conditions for corporate debt; fluctuations in cost and availability of raw materials; our ability to remain in compliance with our financial ratio covenants; competition within the markets in which the Company operates; the effects of both general and extraordinary economic, political and social conditions, including continued volatility and disruption in the capital and credit markets; the effect of consolidation in the office products industry; the liquidity and solvency of our major customers; our ability to access the capital and credit markets; the dependence of the Company on certain suppliers of manufactured products; the risk that targeted cost savings and synergies from previous business combinations may not be fully realized or take longer to realize than expected; future goodwill and/or impairment charges; foreign exchange rate fluctuations; the development, introduction and acceptance of new products; the degree to which higher raw material costs, and freight and distribution costs, can be passed on to customers through selling price increases and the effect on sales volumes as a result thereof; increases in health care, pension and other employee welfare costs; as well as other risks and uncertainties detailed from time to time in the our public reports filed with the Securities and Exchange Commission, including under ‘Risk Factors’ in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as updated by subsequent Quarterly Reports on Form 10-Q, as well as other risks and uncertainties detailed from time to time in the Company’s SEC filings.

Section 9—Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated September 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: September 14, 2009	By:	/s/ Steven Rubin
	Name:	Steven Rubin
	Title:	Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit
99.1	Press release dated September 14, 2009